Camden National Corporation Reports A 2% Increase In Earnings
Over Second Quarter 2014 and Annualized Loan Growth of 12%

CAMDEN, Maine, October 28, 2014/PRNewswire/--Camden National Corporation (NASDAQ: CAC; “Camden National” or the “Company”), a $2.7 billion bank holding company headquartered in Camden, Maine, reported net income for the third quarter of 2014 of $6.5 million and diluted earnings per share ("EPS") of $0.86, representing a 2% increase in earnings and a $0.01 increase in EPS compared to the second quarter of 2014. Camden National's return on equity and return on assets for the third quarter of 2014 was 10.70% and 0.94%, respectively.

Net income and EPS for the nine months ended September 30, 2014 was $18.5 million and $2.46 per share, respectively, reflecting an increase in net income of $123,000 and EPS of $0.07 per share over the nine months ended September 30, 2013. Camden National's return on equity and return on assets for the nine months ended September 30, 2014 was 10.53% and 0.93%, respectively.

“The past few years we have been focused on implementing many strategic initiatives to better align the Company with the needs of its customers and shareholders for today and tomorrow,” said Gregory A. Dufour, president and chief executive officer. “We've been able to successfully execute large scale investments — including the acquisition of 14 branches in 2012, the divestiture of five branches in 2013, and the opening of a commercial loan production office in Manchester, New Hampshire in 2014 — while providing consistent earnings and EPS growth to our shareholders," added Dufour. "Our annualized loan growth of 12% since year-end demonstrates our commitment to growing market share through expansion and hiring seasoned lenders."

Third Quarter 2014 Highlights

•
Earnings Growth — Third quarter net income increased $135,000 compared to the second quarter 2014, while year-to-date net income as of September 30, 2014 compared to adjusted[1] net income for the same period in 2013 increased $547,000.

•	Continued Loan Growth — Loan growth of $29.5 million during the third quarter resulted in year-to-date annualized loan growth of 12%.

•	Improved Asset Quality — Non-performing assets to total assets of 0.90% reached its lowest level since the first quarter of 2009.

Balance Sheet
Total assets at September 30, 2014 were $2.7 billion, representing a $138.2 million, or 5%, increase since year-end. The growth in total assets was fueled by loan growth of $145.8 million. Loan growth continues to be centered within the commercial real estate and commercial portfolios, evidenced by total growth in those portfolios of $138.8 million, or 19%, since year-end. The retail portfolio has seen modest growth of $7.0 million, or 1%, since year-end.
Total liabilities at September 30, 2014 were $2.5 billion, representing a $129.3 million, or 6%, increase since year-end. The increase is reflective of the cyclical nature of deposits within the Company's market, as well as the use of brokered deposits and borrowings to fund strong loan growth. Core deposits (demand, interest checking, savings, and money market) increased $56.4 million since year-end, and brokered deposits and borrowings increased $79.6 million and $11.1 million since year-end, respectively.

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1 "Adjusted" excludes the operating results for the five Franklin County branches divested in the fourth quarter of 2013. Please refer to "Reconciliation of non-GAAP to GAAP Financial Measures".

Third Quarter 2014 Operating Results
Net interest income for the third quarter of 2014 was $19.4 million, representing a $126,000, or 1%, increase compared to prior quarter. The increase was driven by growth of average interest-earnings assets of $25.8 million. Average loans grew $47.0 million, or 3%, partially offset by a decrease in average investments of $21.2 million as investment cash flows were used to fund loan growth. Net interest margin on a fully-taxable basis decreased 1 basis point to 3.10% as new loans reflect the current interest rate environment.
Non-interest income for the third quarter of 2014 was $5.9 million, representing a $555,000, or 9%, decrease compared to prior quarter. There were no investment gains or derivative income recorded in the third quarter of 2014, compared to a total of $481,000 recorded last quarter.
Non-interest expense for the third quarter of 2014 of $15.2 million decreased $613,000, or 4%, compared to last quarter. The significant factors driving the decrease were a decrease in consulting and professional fees of $314,000 and a decrease in salaries and employee benefits of $223,000, primarily related to a decrease in health care costs of $105,000 due to a refund of premiums from favorable claim experience.

Year-to-Date September 30, 2014 Operating Results
Net income and EPS for the nine months ended September 30, 2014 increased $547,000, or 3%, and $0.13 per share, or 6%, respectively, compared to the adjusted1 net income and adjusted1 EPS for the same period of 2013.
Net interest income for the nine months ended September 30, 2014 of $57.0 million increased $1.2 million, or 2%, compared to adjusted1 net interest income for the same period of 2013. The increase is driven by average loan growth of $124.5 million, or 8%, excluding the five Franklin County branches, and is partially offset by an 11 basis points decrease in net interest margin on a fully-taxable basis, which is reflective of a decreasing yield as new loans and investments reprice at current market interest rates.
Asset quality metrics as of and for the nine months ended September 30, 2014 continue to trend favorably, which has led to a decrease in the provision for credit losses for the nine months ended September 30, 2014 of $312,000 compared to adjusted1 provision for credit losses for the same period of 2013. The following asset quality ratios highlight our current metrics compared to prior periods:

•	Non-performing loans to total loans at September 30, 2014 were 1.35%, representing a decrease of 19 basis points and 57 basis points compared to June 30, 2014 and September 30, 2013, respectively.

•	Non-performing assets to total assets at September 30, 2014 were 0.90%, representing a decrease of 15 basis points and 34 basis points compared to June 30, 2014 and September 30, 2013, respectively.
Non-interest income for the nine months ended September 30, 2014 of $18.1 million decreased $497,000, or 3%, compared to adjusted1 non-interest income for the same period of 2013. The significant factors driving the decrease are: (i) a $1.1 million decrease in mortgage banking income due to a reduction in loan sales; (ii) $334,000 less investment gains; partially offset by an increase: in (a) brokerage income of $203,000; (b) derivative income of $196,000; and (c) fiduciary income of $178,000.
Non-interest expense for the nine months ended September 30, 2014 of $46.1 million decreased $126,000 compared to adjusted1 non-interest expense for the same period of 2013. The decrease was driven by one-time branch acquisition costs of $170,000 in 2013.

Dividends and Capital
The board of directors approved a dividend of $0.27 per share, payable on October 31, 2014, to shareholders of record as of October 17, 2014. This distribution represents an annualized dividend yield of 3.09%, based on the September 30, 2014 closing price of Camden National's common stock at $35.00 per share as reported on NASDAQ.
The Company's total risk-based capital ratio, Tier I risk-based capital ratio, and Tier I leverage capital ratio was 15.14%, 13.90%, and 9.15%, respectively, at September 30, 2014. The Company and its wholly-owned subsidiary, Camden National Bank, continue to exceed the minimum total and Tier I risk-based capital ratios of 10% and 6%, respectively, and the minimum Tier I leverage capital ratio of 5% required by the Federal Reserve for an institution to be considered “well capitalized”.

About Camden National Corporation
Camden National Corporation is the holding company employing more than 480 Maine residents for two financial services companies including Camden National Bank and the wealth management company, Acadia Trust, N.A. Camden National Bank is a full-service community bank with a network of 44 banking offices throughout Maine and a commercial loan office in Manchester, New Hampshire. Acadia Trust offers investment management and fiduciary services with offices in Portland, Bangor and Ellsworth. Located at Camden National Bank, Camden Financial Consultants offers full-service brokerage and insurance services. Learn more at www.CamdenNational.com. Member FDIC.

Forward-Looking Statements
This press release and the documents incorporated by reference herein contain certain statements that may be considered forward-looking statements under the Private Securities Litigation Reform Act of 1995, including certain plans, expectations, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements can be identified by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “plan,” “target,” or “goal,” or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could” and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden National. These risks, uncertainties and other factors may cause the actual results, performance or achievements of Camden National to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements.

Some of the factors that might cause these differences include, but are not limited to, the following: continued weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for loan losses, or a reduced demand for the Company's credit or fee-based products and services; changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; volatility in the securities markets that could adversely affect the value or credit quality of the Company's assets, impairment of goodwill, the availability and terms of funding necessary to meet the Company's liquidity needs, and could lead to impairment in the value of securities in the Company's investment portfolio; changes in information technology that require increased capital spending; changes in consumer spending and savings habits; changes in tax, banking, securities and insurance laws and regulations including laws and regulations; and changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as Financial Accounting Standards Board, and other accounting standard setters. Additional factors that could also cause results to differ materially from those described above can be found in the Company's Annual Report on Form 10-K, as updated by our Quarterly Reports on Form 10-Q and other filings with the SEC. All of these factors should be carefully reviewed, and readers should not place undue reliance on these forward-looking statements.

These forward-looking statements were based on information, plans and estimates at the date of this press release, and Camden National does not promise and assumes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Use of Non-GAAP Financial Measures
In addition to evaluating the Company's results of operations in accordance with generally accepted accounting principles in the United States ("GAAP"), management supplements this evaluation with certain non-GAAP financial measures, such as the efficiency ratio, tangible equity to tangible assets ratio, return on average tangible equity ratio, tangible book value per share, tax-equivalent net interest income, and normalized operating results. Management believes these non-GAAP financial measures help investors in understanding the Company's operating performance and trends and allow for better performance comparisons to other banks. In addition, these non-GAAP financial measures remove the impact of unusual items that may obscure trends in the Company's underlying performance. These disclosures should not be viewed as a substitute for GAAP financial measures, nor are they necessarily comparable to non-GAAP financials measures that may be presented by other financial institutions. Reconciliations to the comparable GAAP financial measure can be found within this document.

Annualized Data
Certain returns, yields, and performance ratios, are presented on an “annualized” basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full year or year-over-year amounts.

Selected Financial Data (unaudited)

	At or For The Three Months Ended			At or For The Nine Months Ended
	September 30, 2014	June 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Selected Financial and Per Share Data:
Return on average assets	0.94%	0.95%	0.98%	0.93%	0.95%
Return on average equity	10.70%	10.92%	11.03%	10.53%	10.52%
Return on average tangible equity (non-GAAP)(1)	13.82%	14.25%	14.74%	13.71%	14.01%
Tangible equity to tangible assets (non-GAAP)(1)	7.11%	7.15%	7.07%	7.11%	7.07%
Efficiency ratio (non-GAAP)(1)	59.18%	61.49%	61.25%	61.01%	61.81%
Yield on average interest-earnings assets	3.58%	3.60%	3.65%	3.59%	3.75%
Average cost of funds	0.49%	0.50%	0.54%	0.50%	0.56%
Net interest margin	3.10%	3.11%	3.13%	3.10%	3.21%
Tier I leverage capital ratio	9.15%	9.09%	9.24%	9.15%	9.24%
Tier I risk-based capital ratio	13.90%	14.07%	14.96%	13.90%	14.96%
Total risk-based capital ratio	15.14%	15.32%	16.21%	15.14%	16.21%
Basic earnings per share	$0.87	$0.85	$0.83	$2.47	$2.40
Diluted earnings per share	$0.86	$0.85	$0.83	$2.46	$2.39
Cash dividends declared per share	$0.27	$0.27	$0.27	$0.81	$0.81
Book value per share	$32.33	$32.03	$30.38	$32.33	$30.38
Tangible book value per share (non-GAAP)(1)	$25.80	$25.46	$23.52	$25.80	$23.52
Weighted average number of common shares outstanding	7,421,592	7,430,709	7,643,720	7,459,972	7,636,352
Diluted weighted average number of common shares outstanding	7,439,948	7,450,639	7,666,305	7,479,327	7,651,870
(1) Please see "Reconciliation of non-GAAP to GAAP Financial Measures".

Consolidated Statements of Condition Data

(In Thousands, Except Number of Shares)	September 30, 2014 (unaudited)	December 31, 2013	September 30, 2013 (unaudited)
ASSETS
Cash and due from banks	$59,450	$51,355	$57,086
Securities:
Available-for-sale securities, at fair value	771,806	808,477	783,243
Held-to-maturity securities, at amortized cost	11,490	—	—
Federal Home Loan Bank and Federal Reserve Bank stock, at cost	20,379	19,724	19,724
Total securities	803,675	828,201	802,967
Trading account assets	2,418	2,488	2,309
Loans held for sale	—	—	1,313
Loans	1,726,227	1,580,402	1,589,946
Less: allowance for loan losses	(21,585)	(21,590)	(22,661)
Net loans	1,704,642	1,558,812	1,567,285
Bank-owned life insurance	57,338	46,363	46,039
Goodwill and other intangible assets	48,458	49,319	52,436
Premises and equipment, net	24,370	25,727	26,751
Deferred tax assets	14,987	16,047	16,035
Interest receivable	6,162	5,808	5,678
Other real estate owned	1,566	2,195	1,802
Other assets	18,923	17,514	17,554
Total assets	$2,741,989	$2,603,829	$2,597,255
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Deposits:
Demand	$281,811	$241,866	$280,970
Interest checking	484,259	453,909	525,109
Savings and money market	661,803	675,679	684,635
Certificates of deposit	321,704	343,034	379,281
Brokered deposits	178,966	99,336	103,369
Total deposits	1,928,543	1,813,824	1,973,364
Federal Home Loan Bank advances	56,058	56,112	56,130
Other borrowed funds	441,171	430,058	247,326
Junior subordinated debentures	43,998	43,922	43,896
Accrued interest and other liabilities	32,307	28,817	44,257
Total liabilities	2,502,077	2,372,733	2,364,973
Shareholders’ Equity
Common stock, no par value; authorized 20,000,000 shares, issued and outstanding 7,421,595, 7,579,913 and 7,646,664 shares as of September 30, 2014, December 31, 2013, and September 30, 2013, respectively	41,238	47,783	50,265
Retained earnings	208,125	195,660	193,304
Accumulated other comprehensive loss:
Net unrealized losses on available-for-sale securities, net of tax	(3,151)	(7,964)	(5,073)
Net unrealized losses on derivative instruments, net of tax	(4,530)	(2,542)	(3,614)
Net unrecognized losses on postretirement plans, net of tax	(1,770)	(1,841)	(2,600)
Total accumulated other comprehensive loss	(9,451)	(12,347)	(11,287)
Total shareholders’ equity	239,912	231,096	232,282
Total liabilities and shareholders’ equity	$2,741,989	$2,603,829	$2,597,255

Consolidated Statements of Income Data (unaudited)

	Three Months Ended
(In Thousands, Except Number of Shares and Per Share Data)	September 30, 2014	June 30, 2014	September 30, 2013
Interest Income
Interest and fees on loans	$18,112	$17,757	$17,470
Interest on U.S. government and sponsored enterprise obligations	3,896	4,124	4,091
Interest on state and political subdivision obligations	319	314	292
Interest on federal funds sold and other investments	95	94	38
Total interest income	22,422	22,289	21,891
Interest Expense
Interest on deposits	1,562	1,565	1,780
Interest on borrowings	848	845	767
Interest on junior subordinated debentures	638	631	637
Total interest expense	3,048	3,041	3,184
Net interest income	19,374	19,248	18,707
Provision for credit losses	539	643	665
Net interest income after provision for credit losses	18,835	18,605	18,042
Non-Interest Income
Service charges on deposit accounts	1,600	1,620	1,750
Other service charges and fees	1,646	1,543	1,568
Income from fiduciary services	1,212	1,349	1,149
Brokerage and insurance commissions	441	459	354
Bank-owned life insurance	377	292	334
Net gain on sale of securities	—	285	647
Mortgage banking income, net	55	70	93
Other income	618	886	580
Total non-interest income	5,949	6,504	6,475
Non-Interest Expense
Salaries and employee benefits	8,078	8,301	8,115
Furniture, equipment and data processing	1,704	1,743	1,668
Net occupancy costs	1,175	1,270	1,242
Consulting and professional fees	468	782	504
Other real estate owned and collection costs	637	515	489
Regulatory assessments	511	485	496
Amortization of intangible assets	287	287	289
Branch acquisition and divestiture costs	—	—	47
Other expenses	2,319	2,409	2,349
Total non-interest expense	15,179	15,792	15,199
Income before income taxes	9,605	9,317	9,318
Income Taxes	3,154	3,001	2,952
Net Income	$6,451	$6,316	$6,366
Per Share Data
Basic earnings per share	$0.87	$0.85	$0.83
Diluted earnings per share	$0.86	$0.85	$0.83

Consolidated Statements of Income Data (unaudited)

	Nine Months Ended September 30,
(In Thousands, Except Number of Shares and Per Share Data)	2014	2013
Interest Income
Interest and fees on loans	$52,649	$53,324
Interest on U.S. government and sponsored enterprise obligations	12,250	12,441
Interest on state and political subdivision obligations	927	889
Interest on federal funds sold and other investments	278	144
Total interest income	66,104	66,798
Interest Expense
Interest on deposits	4,678	5,427
Interest on borrowings	2,500	2,352
Interest on junior subordinated debentures	1,894	1,894
Total interest expense	9,072	9,673
Net interest income	57,032	57,125
Provision for credit losses	1,675	2,034
Net interest income after provision for credit losses	55,357	55,091
Non-Interest Income
Service charges on deposit accounts	4,689	5,189
Other service charges and fees	4,584	4,510
Income from fiduciary services	3,745	3,567
Brokerage and insurance commissions	1,378	1,175
Bank-owned life insurance	975	986
Net gain on sale of securities	451	785
Mortgage banking income, net	197	1,251
Other income	2,119	1,724
Total non-interest income	18,138	19,187
Non-Interest Expense
Salaries and employee benefits	24,359	24,437
Furniture, equipment and data processing	5,236	5,203
Net occupancy costs	3,825	4,201
Consulting and professional fees	1,768	1,636
Other real estate owned and collection costs	1,665	1,355
Regulatory assessments	1,477	1,495
Amortization of intangible assets	861	863
Branch acquisition and divestiture costs	—	279
Other expenses	6,905	7,878
Total non-interest expense	46,096	47,347
Income before income taxes	27,399	26,931
Income Taxes	8,917	8,572
Net Income	$18,482	$18,359
Per Share Data
Basic earnings per share	$2.47	$2.40
Diluted earnings per share	$2.46	$2.39

Quarterly Average Balance, Interest and Yield/Rate Analysis (unaudited)

	At or for the Three Months Ended			At or for the Three Months Ended
	September 30, 2014			September 30, 2013
(In Thousands)	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Assets
Interest-earning assets:
Securities - taxable	$755,114	$3,986	2.11%	$765,635	$4,126	2.16%
Securities - nontaxable(1)	38,884	491	5.05%	30,481	450	5.91%
Trading account assets	2,406	5	0.79%	2,291	2	0.43%
Loans(2):
Residential real estate	570,737	6,030	4.23%	568,099	6,043	4.25%
Commercial real estate	614,128	6,982	4.45%	522,932	6,256	4.68%
Commercial(3)	229,079	2,257	3.85%	171,350	1,870	4.27%
Municipal(1)	17,812	138	3.08%	12,850	132	4.08%
Consumer	290,760	2,858	3.90%	322,912	3,215	3.95%
Total loans	1,722,516	18,265	4.19%	1,598,143	17,516	4.33%
Total interest-earning assets	2,518,920	22,747	3.58%	2,396,550	22,094	3.65%
Cash and due from banks	47,893			44,307
Other assets	169,233			168,792
Less: allowance for loan losses	(21,829)			(23,041)
Total assets	$2,714,217			$2,586,608

Liabilities & Shareholders' Equity
Deposits:
Demand	$268,291	$—	—	$257,987	$—	—
Interest checking	456,072	79	0.07%	486,834	86	0.07%
Savings	250,900	36	0.06%	243,583	35	0.06%
Money market	406,084	295	0.29%	438,831	326	0.29%
Certificates of deposit	325,144	759	0.93%	386,052	982	1.01%
Total deposits	1,706,491	1,169	0.27%	1,813,287	1,429	0.31%
Borrowings:
Brokered deposits	188,420	393	0.83%	105,625	351	1.32%
Junior subordinated debentures	43,986	638	5.75%	43,884	637	5.76%
Other borrowings	506,268	848	0.66%	367,240	767	0.83%
Total borrowings	738,674	1,879	1.01%	516,749	1,755	1.35%
Total funding liabilities	2,445,165	3,048	0.49%	2,330,036	3,184	0.54%
Other liabilities	29,890			27,663
Shareholders' equity	239,162			228,909
Total liabilities & shareholders' equity	$2,714,217			$2,586,608

Net interest income (fully-taxable equivalent)		19,699			18,910
Less: fully-taxable equivalent adjustment		(325)			(203)
Net interest income		$19,374			$18,707

Net interest rate spread (fully-taxable equivalent)			3.09%			3.11%
Net interest margin (fully-taxable equivalent)			3.10%			3.13%

(1) Reported on tax-equivalent basis calculated using a tax rate of 35.0%.
(2) Non-accrual loans and loans held for sale are included in total average loans.
(3) For the three months ended September 30, 2014, $24.8 million of loans reported on tax-equivalent basis calculated using a tax rate of 35.0%.

Year-to-date Average Balance, Interest and Yield/Rate Analysis (unaudited)

	At or for the Nine Months Ended			At or for the Nine Months Ended
	September 30, 2014			September 30, 2013
(In Thousands)	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Assets
Interest-earning assets:
Securities - taxable	$775,440	$12,516	2.15%	$770,166	$12,571	2.18%
Securities - nontaxable(1)	36,349	1,426	5.23%	30,983	1,367	5.88%
Trading account assets	2,400	12	0.66%	2,258	14	0.83%
Loans(2):
Residential real estate	568,347	18,011	4.23%	572,032	19,214	4.48%
Commercial real estate	586,514	20,080	4.51%	512,686	18,558	4.77%
Commercial(3)	204,811	6,093	3.92%	175,572	5,805	4.36%
Municipal(1)	14,504	379	3.49%	12,464	400	4.29%
Consumer	289,468	8,423	3.89%	313,489	9,487	4.05%
Total loans	1,663,644	52,986	4.23%	1,586,243	53,464	4.47%
Total interest-earning assets	2,477,833	66,940	3.59%	2,389,650	67,416	3.75%
Cash and due from banks	43,942			44,268
Other assets	166,869			167,284
Less: allowance for loan losses	(21,776)			(23,233)
Total assets	$2,666,868			$2,577,969

Liabilities & Shareholders' Equity
Deposits:
Demand	$241,255	$—	—	$234,844	$—	—
Interest checking	461,040	237	0.07%	480,495	244	0.07%
Savings	246,822	104	0.06%	236,712	99	0.06%
Money market	417,069	915	0.29%	446,852	1,037	0.31%
Certificates of deposit	331,966	2,336	0.94%	400,211	2,981	1.00%
Total deposits	1,698,152	3,592	0.28%	1,799,114	4,361	0.32%
Borrowings:
Brokered deposits	145,798	1,086	1.00%	118,210	1,066	1.21%
Junior subordinated debentures	43,961	1,894	5.76%	43,858	1,894	5.77%
Other borrowings	515,383	2,500	0.65%	351,387	2,352	0.89%
Total borrowings	705,142	5,480	1.04%	513,455	5,312	1.38%
Total funding liabilities	2,403,294	9,072	0.50%	2,312,569	9,673	0.56%
Other liabilities	29,000			32,002
Shareholders' equity	234,574			233,398
Total liabilities & shareholders' equity	$2,666,868			$2,577,969

Net interest income (fully-taxable equivalent)		57,868			57,743
Less: fully-taxable equivalent adjustment		(836)			(618)
Net interest income		$57,032			$57,125

Net interest rate spread (fully-taxable equivalent)			3.09%			3.19%
Net interest margin (fully-taxable equivalent)			3.10%			3.21%

(1) Reported on tax-equivalent basis calculated using a tax rate of 35.0%.
(2) Non-accrual loans and loans held for sale are included in total average loans.
(3) For the nine months ended September 30, 2014, $24.8 million of loans reported on tax-equivalent basis calculated using a tax rate of 35.0%.

Asset Quality Data (unaudited)
(In Thousands)	At or For The Nine Months Ended September 30, 2014	At or For The Six Months Ended June 30, 2014	At or For The Three Months Ended March 31, 2014	At or For The Twelve Months Ended December 31, 2013	At or For The Nine Months Ended September 30, 2013
Non-accrual loans:
Residential real estate	$7,098	$7,887	$9,125	$10,520	$10,224
Commercial real estate	5,707	6,282	8,278	7,799	9,847
Commercial	3,051	3,840	1,935	2,146	2,994
Consumer	2,169	2,575	2,457	2,012	2,018
Total non-accrual loans	18,025	20,584	21,795	22,477	25,083
Loans 90 days past due and accruing	—	109	50	455	24
Renegotiated loans not included above	5,198	5,379	5,413	5,468	5,379
Total non-performing loans	23,223	26,072	27,258	28,400	30,486
Other real estate owned:
Residential real estate	554	912	1,035	1,044	1,126
Commercial real estate	1,012	1,305	1,677	1,151	676
Total other real estate owned	1,566	2,217	2,712	2,195	1,802
Total non-performing assets	$24,789	$28,289	$29,970	$30,595	$32,288
Loans 30-89 days past due:
Residential real estate	$880	$1,800	$1,349	$1,551	$1,419
Commercial real estate	1,675	1,151	1,716	2,595	833
Commercial	2,027	466	1,007	313	529
Consumer	2,015	569	632	1,571	1,207
Total loans 30-89 days past due	$6,597	$3,986	$4,704	$6,030	$3,988
Allowance for loan losses at the beginning of the period	$21,590	$21,590	$21,590	$23,044	$23,044
Provision for loan losses	1,675	1,141	492	2,052	2,051
Charge-offs:
Residential real estate	370	361	183	1,059	687
Commercial real estate	276	176	171	952	762
Commercial	1,201	526	219	1,426	823
Consumer	371	146	76	837	598
Total charge-offs	2,218	1,209	649	4,274	2,870
Total recoveries	538	383	237	768	436
Net charge-offs	1,680	826	412	3,506	2,434
Allowance for loan losses at the end of the period	$21,585	$21,905	$21,670	$21,590	$22,661
Components of allowance for credit losses:
Allowance for loan losses	$21,585	$21,905	$21,670	$21,590	$22,661
Liability for unfunded credit commitments	21	16	22	21	28
Balance of allowance for credit losses	$21,606	$21,921	$21,692	$21,611	$22,689
Ratios:
Non-performing loans to total loans	1.35%	1.54%	1.68%	1.80%	1.92%
Non-performing assets to total assets	0.90%	1.05%	1.13%	1.18%	1.24%
Allowance for credit losses to total loans	1.25%	1.29%	1.34%	1.37%	1.43%
Net charge-offs to average loans (annualized):
Quarter-to-date	0.20%	0.10%	0.10%	0.27%	0.33%
Year-to-date	0.13%	0.10%	0.10%	0.22%	0.20%
Allowance for credit losses to non-performing loans	93.04%	84.08%	79.58%	76.09%	74.42%
Loans 30-89 days past due to total loans	0.38%	0.23%	0.29%	0.38%	0.25%

Reconciliation of non-GAAP to GAAP Financial Measures
Camden National presents its efficiency ratio using non-GAAP information. The GAAP-based efficiency ratio is non-interest expense divided by net interest income plus non-interest income from the consolidated statements of income. The non-GAAP efficiency ratio excludes branch acquisition and divestiture costs from non-interest expense, excludes net gain on sale of securities from non-interest income, and adds the tax-equivalent adjustment (assumed 35.0% tax rate) to net interest income. The following table provides a reconciliation between the GAAP and non-GAAP efficiency ratio:

	Three Months Ended			Nine Months Ended
(In Thousands)	September 30, 2014	June 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Non-interest expense, as presented	$15,179	$15,792	$15,199	$46,096	$47,347
Less: branch acquisition and divestiture costs	—	—	47	—	279
Adjusted non-interest expense	$15,179	$15,792	$15,152	$46,096	$47,068
Net interest income, as presented	$19,374	$19,248	$18,707	$57,032	$57,125
Add: effect of tax-exempt income	325	214	203	836	618
Non-interest income, as presented	5,949	6,504	6,475	18,138	19,187
Less: net gain on sale of securities	—	285	647	451	785
Adjusted net interest income plus non-interest income	$25,648	$25,681	$24,738	$75,555	$76,145
Non-GAAP efficiency ratio	59.18%	61.49%	61.25%	61.01%	61.81%
GAAP efficiency ratio	59.94%	61.32%	60.36%	61.32%	62.04%
The following table provides a reconciliation between tax-equivalent net interest income to GAAP net interest income using a 35.0% tax rate:

	Three Months Ended			Nine Months Ended
(In Thousands)	September 30, 2014	June 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Net interest income, as presented	$19,374	$19,248	$18,707	$57,032	$57,125
Add: effect of tax-exempt income	325	214	203	836	618
Net interest income, tax equivalent	$19,699	$19,462	$18,910	$57,868	$57,743

Return on average tangible equity is the ratio of (i) net income, adjusted for tax-effected amortization of intangible assets to (ii) average equity, adjusted for goodwill and other intangible assets. The following table reconciles the return on average tangible equity to GAAP return on average equity:

	Three Months Ended			Nine Months Ended
(In Thousands)	September 30, 2014	June 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Net income, as presented	$6,451	$6,316	$6,366	$18,482	$18,359
Add: tax-effected amortization of intangible assets	187	187	188	560	561
Net income, adjusted	$6,638	$6,503	$6,554	$19,042	$18,920
Average equity	$239,162	$231,949	$228,909	$234,574	$233,398
Less: average goodwill and other intangible assets	48,596	48,880	52,572	48,879	52,861
Average tangible equity	$190,566	$183,069	$176,337	$185,695	$180,537
Return on average tangible equity	13.82%	14.25%	14.74%	13.71%	14.01%
Return on average equity	10.70%	10.92%	11.03%	10.53%	10.52%

The following table provides a reconciliation between tangible book value per share and GAAP book value per share:

(In Thousands, Except Number of Shares and Per Share Data)	September 30, 2014	December 31, 2013	September 30, 2013
Shareholders' equity, as presented	$239,912	$231,096	$232,282
Less: goodwill and other intangible assets	48,458	49,319	52,436
Tangible equity	$191,454	$181,777	$179,846
Shares outstanding at period end	7,421,595	7,579,913	7,646,664
Tangible book value per share	$25.80	$23.98	$23.52
Book value per share	$32.33	$30.49	$30.38

The following table provides a reconciliation between tangible equity to tangible assets and GAAP equity to assets:

(In Thousands)	September 30, 2014	December 31, 2013	September 30, 2013
Shareholders' equity, as presented	$239,912	$231,096	$232,282
Less: goodwill and other intangibles	48,458	49,319	52,436
Tangible equity	$191,454	$181,777	$179,846
Total assets	$2,741,989	$2,603,829	$2,597,255
Less: goodwill and other intangibles	48,458	49,319	52,436
Tangible assets	$2,693,531	$2,554,510	$2,544,819
Tangible equity to tangible assets	7.11%	7.12%	7.07%
Equity to assets	8.75%	8.88%	8.94%

In the fourth quarter of 2013, the Company divested its five Franklin County branches and, as a result, these branches are not included within the Company's financial results for the three or nine months ended September 30, 2014. The following table reconciles the Company's three and nine months ended September 30, 2013 GAAP (as reported) operating results to the Company's normalized three and nine months ended September 30, 2013 operating results (excluding the divested branches operating results). The Company utilizes such analysis when comparing its three and nine months ended September 30, 2014 operating results to the same period in 2013 as it believes it provides a more meaningful representation of current year performance.

	For The Three Months Ended
	September 30, 2013
(In Thousands, Except Per Share Data)	GAAP, as reported	Franklin County Operating Results	Normalized Operating Results, as adjusted
Net interest income	$18,707	$421	$18,286
Provision for credit losses	665	14	651
Non-interest income	6,475	176	6,299
Non-interest expense	15,199	349	14,850
Income before income taxes	9,318	234	9,084
Income taxes	2,952	82	2,870
Net income	$6,366	$152	$6,214
Diluted EPS	$0.83	$0.02	$0.81

	For The Nine Months Ended
	September 30, 2013
(In Thousands, Except Per Share Data)	GAAP, as reported	Franklin County Operating Results	Normalized Operating Results, as adjusted
Net interest income	$57,125	$1,273	$55,852
Provision for credit losses	2,034	47	1,987
Non-interest income	19,187	552	18,635
Non-interest expense	47,347	1,125	46,222
Income before income taxes	26,931	653	26,278
Income taxes	8,572	229	8,343
Net income	$18,359	$424	$17,935
Diluted EPS	$2.39	$0.06	$2.33

CONTACT: Michael R. Archer, Vice President, Corporate Controller, Camden National Corporation, 207.230.2058, marcher@camdennational.com